AGREEMENT entered into this 8th day of October, 1999 by and between SWISSRAY INTERNATIONAL, INC. LOCATED AT 320 WEST 77TH Street, Suite 1A, New York, New York 10024, Swissray America, Inc. located at 5801 Soundview Drive, Suite 50, Gig Harbor, Washington 98335 (such two firms hereinafter collectively referred to as "Swissray") and Display Presentations located at 175 Kennedy Drive, Hauppauge, New York 11788 (hereinafter "Display").

         WHEREAS, Display has warranted and represented that they are in the business of providing the type of services indicated on their October 4, 1999 six page "quotation" addressed to Swissray, a copy of which is annexed hereto, made a part hereof and marked Exhibit A; and

         WHEREAS, Display warrants and represents that it will complete the services proposed to be performed and detailed in aforesaid Exhibit A in a timely manner and for the price indicated; and

         WHEREAS, Swissray wishes to utilize Display's services in the manner set forth in aforesaid Exhibit A for purposes of its establishment of its Swissray booth at the November 1999 RSNA Convention to be held in Chicago.

         Now therefore it is herewith agreed as follows:

1. The aforesaid October 4, 1999 Quotation (Exhibit A) hereinabove referred to is herewith made a part of this Agreement as if fully set forth herein and Display agrees to perform in a timely manner each of the services enumerated therein so as to allow Swissray sufficient time so as to establish its booth sufficiently in advance of commencement of the RSNA Convention.

2. Swissray agrees to compensate Display for the services referred to in Exhibit A and Display agrees to accept such compensation in the manner set forth herein so that total compensation shall amount to $415,000 (plus applicable sales tax) and shall be paid in the following manner:

          a. Fifty percent of such payment ($207,500) shall be made through the issuance of 65,000 restrictive shares of Swissray common stock based upon a market valuation of $3.192 bid price as existed on October 1999 - the time this written Agreement was orally agreed to;

          b. Swissray acknowledges that it currently has a Registration Statement on file with the Securities and Exchange Commission for purposes of registering shares of its common stock and warrants. represents and agrees that it will register the aforementioned 65,000 restrictive shares of its common stock being issued into Display's name in its next amendment to its current Registration Statement so that upon effectiveness of such Registration Statement Display will be in a position, if it so desires, to sell all or any portion of such 65,000 shares without restrictive legend appearing thereon; and

          c.   The balance of $207,500 shall be paid in the following manner:


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                  i.       Twenty  percent  (i.e.  $83,000)  shall be payable as
                           work progresses upon shop viewing of same by Swissray and acceptance by Swissray that work is progressing as agreed to; and

                  ii.      The  balance  of  thirty   percent  (i.e.   $124,500)
                           together with applicable sales tax shall be paid on the first day of the RSNA Convention.

d. On December 3, 1999, after New York Stock Market closing, the value of the 65,000 shares as per Paragraph 2, will be evaluated. In case the total value of these 65,000 shares will not amount to $200,000, the difference will be paid in additional non-restrictive, registered Swissray common stock at the stock price as per closing date December 3, 1999.

                                              SWISSRAY INTERNATIONAL, INC.

                                                       /Ueli Laupper/

                                              BY:
                                                    Ueli Laupper, Vice President

                                              SWISSRAY AMERICA INC.

                                                       /Ueli Laupper/

                                              BY:
                                                    Ueli Laupper, CEO

                                              DISPLAY PRESENTATIONS

                                                      /Michael Fabian/

                           `                  BY:
                                                  Michael Fabian, Vice President